UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2011

AB&T Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-53249	26-2588442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina		28054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 867-5828

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

AB&T Financial Corporation (the “Company”) held its annual meeting of shareholders on November 30, 2011. At the meeting, the shareholders elected all of the directors nominated by the board of directors, ratified a resolution endorsing and approving compensation paid or provided to the Company’s executive officers and the Company’s executive compensation policies and practices, and ratified the appointment of Elliott Davis, PLLC, as the Company’s independent accountants for 2011, as follows:

Election of Directors

Director	For	Withheld	Broker Non-Votes

Lawrence H. Pearson, MD	706,140	264,850	696,788

David W. White	924,115	46,875	696,788

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

758,542	63,314	149,134	696,788

Ratification of Independent Accountants

For	Against	Abstain	Broker Non-Votes

1,650,762	15,585	1,431	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB&T Financial Corporation
(Registrant)

Date	December 6, 2011

/s/ Daniel C. Ayscue
Daniel C. Ayscue
President and Chief Executive Officer